UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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PRUDENTIAL INVESTMENT PORTFOLIOS 16 TARGET PORTFOLIO TRUST
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at www.prudentialfunds.com/info

PRUDENTIAL INVESTMENT PORTFOLIOS 16
(formerly known as Target Asset Allocation Funds)
THE TARGET PORTFOLIO TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

INFORMATION STATEMENT
June __, 2013

To the Shareholders:

On March 5-7, 2013, at regular meetings of the Boards of Trustees of Prudential Investment Portfolios 16 (PIP16) and The Target Portfolio Trust (TPT), the Trustees approved new subadvisory agreements for the Target Conservative Allocation Fund, a series of PIP16, and the Large Capitalization Value Portfolio, a series of TPT (each, a Fund and collectively, the Funds).

Prudential Investments LLC (PI or the Manager), the Funds’ investment manager, has entered into new subadvisory agreements with Epoch Investment Partners, Inc. (Epoch) on behalf of the Funds. New subadvisory agreements with Epoch were required because of a change in the ownership and control of Epoch Holding Corporation (EPHC), the parent company of Epoch, effective March 27, 2013, resulting in the automatic termination of the prior subadvisory agreements with Epoch. There is no change in the advisory fees paid by the Funds under the new subadvisory agreements, and the terms of the new subadvisory agreements are identical to those of the prior subadvisory agreements with Epoch.

This information statement describes the circumstances surrounding the Trustees' approval of each new subadvisory agreement and provides you with an overview of its terms. PI will continue as your Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about the change in ownership of Epoch and the execution of new subadvisory agreements with Epoch.

By order of the Board,

Deborah A. Docs
Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at www.prudentialfunds.com/info

PRUDENTIAL INVESTMENT PORTFOLIOS 16
(formerly known as Target Asset Allocation Funds)
THE TARGET PORTFOLIO TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

INFORMATION STATEMENT
June __, 2013

This information statement is being furnished in lieu of a proxy statement to shareholders investing in the Target Conservative Allocation Fund (Conservative Fund), a series of Prudential Investment Portfolios 16 (PIP16), and the Large Capitalization Value Portfolio (Large Cap Portfolio), a series of The Target Portfolio Trust (TPT) (each, a Fund and collectively, the Funds), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC). The Manager of Managers Order permits Prudential Investments LLC (PI or the Manager), as the Funds' investment manager, to hire new subadvisers that are not affiliated with the Manager and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees, without obtaining shareholder approval.1

PIP16 and TPT are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act). PIP16 and TPT are organized as Delaware business trusts.

The Trustees of PIP16 and TPT are collectively referred to herein as the “Board,” “Board Members,” or “Trustees.” The principal executive offices of PIP16 and TPT are located at 100 Mulberry Street, Newark, NJ 07102-4077. PI serves as the investment manager of the Funds.

The Manager has entered into new subadvisory agreements with Epoch Investment Partners, Inc. (Epoch or the Subadviser) on behalf of Conservative Fund and Large Cap Portfolio, each dated and effective March 27, 2013 (each, a New Subadvisory Agreement and together the New Subadvisory Agreements). On March 27, 2013, TD Bank Group (TD Bank) completed the acquisition of Epoch Holding Corporation (EPHC), the parent company of Epoch. The New Subadvisory Agreements were required because the change in control and ownership of EPHC resulted in the automatic termination of the prior subadvisory agreements with Epoch. This information statement relates to the approval by the Board of the New Subadvisory Agreements between PI and Epoch.

In addition to Epoch, the following firms also serve as subadvisers to portions of each Fund’s assets, as described below:

Investment Company	Fund	Subadvisers
PIP16	Conservative Fund

Eagle Asset Management, Inc. (Eagle)

EARNEST Partners, LLC (EARNEST)

Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley)

Massachusetts Financial Services Company (MFS)

NFJ Investment Group LLC (NFJ)

Pacific Investment Management Company LLC (PIMCO)

Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)

TPT	Large Cap Portfolio	Hotchkis and Wiley NFJ

The subadvisory agreements with each of the above listed subadvisers with respect to the applicable Fund were each last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), on June 5, 2013.

Epoch will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about July 12, 2013 to shareholders investing in the Funds as of June 14, 2013.

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEW SUBADVISORY AGREEMENTS

Board Consideration of Subadvisory Agreements

Approval of the New Subadvisory Agreements

As required by the Investment Company Act, at an in-person meeting of the Board held on March 5-7, 2013, the Board considered the New Subadvisory Agreements between the Manager and Epoch with respect to the Funds due to an anticipated “change of control” of Epoch and its parent company, EPHC.

It was noted that the current Subadvisory Agreements between the Manager and Epoch with respect to each Fund (the Current Subadvisory Agreements) had been considered and approved by the Board, including all of the Independent Trustees, at an in-person meeting of the Board held on June 6, 2012. The Board was meeting to consider the New Subadvisory Agreements because, on December 6, 2012, EPHC had entered into a merger agreement with TD Bank whereby EPHC and Epoch would be acquired by TD Bank in the first half of 2013 (the Acquisition). The Acquisition would result in an assignment (within the meaning of the Investment Company Act) and automatic termination of the Current Subadvisory Agreements under the Investment Company Act. It was noted that the terms of the New Subadvisory Agreements were identical to the Current Subadvisory Agreements.

At an in-person meeting of the Board held on March 5-7, 2013, the Board, including all of the Independent Trustees, considered and approved the New Subadvisory Agreements with respect to each Fund after concluding that approval of the New Subadvisory Agreements was in the best interests of each Fund and its shareholders.

In advance of the meeting, the Board requested and received materials relating to the New Subadvisory Agreements, and had the opportunity to ask questions and request further information in connection with its considerations.  In approving the New Subadvisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to each Fund by Epoch; comparable performance information; the fees paid by the Manager to Epoch; the potential for economies of scale that may be shared with each Fund and its shareholders; and other benefits to Epoch.  In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the New Subadvisory Agreements with respect to each Fund .

The Board determined that the overall arrangements between the Manager and Epoch, which will serve as a subadviser to each Fund pursuant to the terms of the New Subadvisory Agreements, are in the best interests of each Fund and its shareholders in light of the services to be performed and the fees to be charged under the New Subadvisory Agreements and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board reaching its determinations to approve the New Subadvisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board noted that it had received and considered information regarding the nature, quality and extent of services to be provided to each Fund by Epoch in connection with its approval of the Current Subadvisory Agreements at the meeting on June 6, 2012. The Board also noted that the nature and extent of services to be provided to each Fund under the New Subadvisory Agreements were identical in all material respects to those provided by Epoch under the Current Subadvisory Agreements.

With respect to the quality of services, the Board considered, among other things, the background and experience of Epoch’s portfolio management and compliance personnel, which would not change as a result of the Acquisition.  In connection with the initial approval of the Current Subadvisory Agreements for each Fund in June 2012, the Board had reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who were responsible for the day-to-day management of a portion of each Fund, and the Board was provided with information pertaining to organizational structure, senior management, investment operations, compliance functions and other relevant information pertaining to Epoch. The Board noted that Epoch’s leadership team, including both investment and business personnel, had agreed to long-term employment agreements reinforcing their commitment to Epoch after the Acquisition. The Board noted that it had received a favorable compliance report as to Epoch from the Funds’ Chief Compliance Officer in connection with the initial approval of the Current Subadvisory Agreements in June 2012.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to each Fund by Epoch under the Current Subadvisory Agreements. The Board concluded that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Epoch under the New Subadvisory Agreements should equal the quality of the services provided by Epoch under the Current Subadvisory Agreements, and that each Fund would benefit from the subadvisory services to be provided by Epoch under the New Subadvisory Agreements.

Performance

In connection with its approval of the Current Subadvisory Agreements in June 2012, the Board received and considered information regarding Epoch’s investment performance in funds and accounts that used investment strategies similar to those of the Funds and concluded that it was satisfied with the performance record of Epoch in the proposed strategy.

The Board noted that it reviews the performance of each Fund quarterly and that, in light of the performance of the portion of each Fund that is managed by Epoch since Epoch assumed subadvisory responsibilities in July 2012, it would be in the interests of each Fund and its shareholders to continue to retain Epoch as a subadviser to each Fund.

Investment Subadvisory Fee Rates

The Board noted that the subadvisory fee rates payable to Epoch in connection with each Fund would remain unchanged in the New Subadvisory Agreements. The Board considered the subadvisory fee rate of 0.275% of combined average daily net assets up to $1 billion and 0.20% of combined average daily assets in excess of $1 billion to be paid by the Manager to Epoch. The Board noted that the fee payable to Epoch is based on combined assets in the Funds’ portfolios that are subadvised by Epoch, managed by the Manager and have substantially the same investment strategy. The Board noted that it had reviewed the subadvisory fee rates paid to Epoch in connection with the initial approval of the Current Subadvisory Agreements for each Fund in June 2012 and determined that such fee rates were reasonable.

Profitability

The Board noted that it did not consider profitability in connection with its approval of the Current Subadvisory Agreements in June 2012, because the engagement of Epoch with respect to the Funds was new and there was no historical profitability with regard to its arrangements with the Funds. The Board concluded that the level of profitability of a subadviser not affiliated with the Manager, such as Epoch, may not be as significant as the Manager’s profitability given the arm’s-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates the subadvisers out of its management fee. The Board noted the relatively short time period since its initial approval of the Subadvisory Agreements in June 2012 and that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

The Board noted that potential economies of scale under the New Subadvisory Agreements would remain unchanged, as there were no proposed changes in fee rates or breakpoints.

In connection with its annual review of advisory agreements in June 2012, the Board had considered the potential for Epoch to experience economies of scale as the amount of assets of the Funds managed by Epoch increased in size. The Board further considered that the subadvisory fee rate for Epoch included breakpoints in the fee rate paid by the Manager to Epoch that reduce the fee rate if the amount of assets of the Funds managed by Epoch increased in size. The Board noted that there was no proposed change in the fee rates and breakpoints under the New Subadvisory Agreements and that the Board would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Subadviser

The Board considered potential “fall out” or ancillary benefits that might be received by Epoch and its affiliates as a result of their relationship with the Funds. The Board concluded that any potential benefits to be derived by Epoch, which included the ability to use soft dollar credits, brokerage commissions received by affiliates of Epoch, potential access to additional research resources, larger assets under management and benefits to their respective reputations, were consistent with the types of benefits generally derived by subadvisers to mutual funds. The Board noted that it also considered these factors in connection with the initial approval of the Current Subadvisory Agreements for the Funds in June 2012.

***

After full consideration of these factors, the Board concluded that the approval of the New Subadvisory Agreements was in the interests of each Fund and its shareholders.

The New Subadvisory Agreements are attached as Exhibits A and B.

MANAGEMENT OF THE PORTFOLIO

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 serves as investment manager of PIP16 under a Management Agreement dated November 12, 1998, as amended and restated on May 25, 2004 and renewed thereafter as required by the Investment Company Act. PI also serves as investment manager of TPT under a Management Agreements dated November 9, 1992, as amended on April 1, 1994, and which has also been renewed thereafter as required under the Investment Company Act. PI is a wholly owned subsidiary of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 07012-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”), a major, diversified insurance and financial services company. Prudential’s address is 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company. As of March 31, 2013, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $208.5 billion.

The Management Agreements were last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined by the Investment Company Act) on June 5, 2013.

Terms of the Management Agreement

Pursuant to the Management Agreements with PIP16 and TPT, PI, subject to the supervision of the respective Fund’s Board and in conformity with the stated policies of the Funds, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadvisers and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by each Fund's custodian (the "Custodian") and Prudential Mutual Funds Services LLC (PMFS) as the transfer and dividend disbursing agent and The Bank of New York Mellon Corporation (BNY Mellon) on as the sub-transfer agent for each Fund.

The management services of PI to each Fund are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. Fee waivers and subsidies will increase a Fund's total return. These voluntary waivers may be terminated at any time without notice.

In connection with its management of the corporate affairs of each Fund, PI bears the following expenses:

■	the salaries and expenses of all of its and the Fund’s personnel except the fees and expenses of Independent Trustees;
■	all expenses incurred by the Manager or the Fund in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund as described below; and
■	the fees, costs and expenses payable to any investment subadviser pursuant to a subadvisory agreement between PI and such investment subadviser.

Under the terms of the Management Agreements, a Fund is responsible for the payment of the following expenses:

■	the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund’s assets payable to the Manager;
■	the fees and expenses of Independent Trustees;
■	the fees and certain expenses of the custodian, the transfer and dividend disbursing agent, and the sub-transfer agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund’s shares;
■	the charges and expenses of the Fund’s legal counsel and independent auditors and of legal counsel to the Independent Trustees;
■	brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;
■	all taxes and corporate fees payable by the Fund to governmental agencies;
■	the fees of any trade associations of which the Fund may be a member;
■	the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;
■	the cost of fidelity, directors and officers and errors and omissions insurance;
■	the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes;
■	allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings;
■	costs of preparing, printing and mailing reports and notices to shareholders; and
■	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and distribution and service (12b-1) fees.

The Management Agreements provide that PI will not be liable for any error of judgment by PI or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. Each Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either PI or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act); upon not more than 60 days nor less than 30 days written notice. The Management Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Fees payable under each Management Agreements are computed daily and paid monthly. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. Fee waivers and subsidies will increase a Fund’s total return. These voluntary waivers may be terminated at any time without notice.

The table below sets forth the applicable fee rate and the management fees received by PI from the indicated Funds for the most recently completed fiscal year for each Fund:

Fund	Management fee, as a percentage of average daily net assets (paid monthly)	Amount
Conservative Fund	0.75% first $500 million; 0.70% next $500 million; 0.65% over $1 billion	$880,913
Large Cap Portfolio	0.60%	$1,237,435

Terms of the Subadvisory Agreements

Epoch is located at 640 Fifth Avenue, New York. Information on the management of Epoch and other funds managed by Epoch is set forth in Exhibit C.

The subadvisory fee rates are identical under the New and Prior Subadvisory Agreements. Under each New Subadvisory Agreement, Epoch is compensated by the Manager (and not the Fund) for the portion of assets it manages at the following annual rates:

Prior Subadvisory Arrangement and New Subadvisory Arrangements with Epoch

Fund	Prior Subadvisory Fee	New Subadvisory Fee	Subadvisory Fees paid for the most recently completed fiscal year
Conservative Fund	0.275% of combined average daily net assets up to $1 billion; and 0.20% of combined average daily assets over $1 billion.*	0.275% of combined average daily net assets up to $1 billion; and 0.20% of combined average daily assets over $1 billion.*	$585
Large Cap Portfolio	0.275% of combined average daily net assets up to $1 billion; and 0.20% of combined average daily assets over $1 billion.*	0.275% of combined average daily net assets up to $1 billion; and 0.20% of combined average daily assets over $1 billion.*	$51,554

*Combined assets are assets in all portfolios subadvised by Epoch that are managed by Prudential Investments LLC that have substantially the same investment strategy (i.e. domestic large cap value).

Each New Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees, Epoch is responsible for managing the investment operations of a portion of the assets of the applicable Fund and for making investment decisions and placing orders to purchase and sell securities for such portion of the applicable Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, Epoch will provide the Manager with all books and records required to be maintained by an investment adviser and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Fund, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) each Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, (2) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Fund's management agreement with the Manager, and (3) each Subadvisory Agreement may be terminated at any time by Epoch or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Epoch will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

Information about Other Subadvisers and Subadvisory Agreements

Epoch co-subadvises the Funds along with other subadvisers. The Board approved the continuation of the subadvisory agreements with the other subadvisers at a meeting held on June 5, 2013, without shareholder approval pursuant to the Manager of Managers Order.

The subadvisory agreements with the other subadvisers provide for compensation as shown in the table below.

Fund	Subadviser	Fee Rate	Aggregate Fees Paid for Fiscal Year
Large Cap Portfolio	Hotchkis and Wiley	0.30%	$174,339
	NFJ	0.40% first $50 million; 0.38% next $50 million; 0.34% next $50 million; 0.30% next $200 million; 0.28% over $350 million[1]	$242,492
Conservative Fund	Eagle	0.50% on assets up to and including $50 million; 0.45% on assets over $50 million[2]	$6,537
	EARNEST	0.40%	$1,248
	Hotchkis and Wiley	0.30%	$16,814
	MFS	0.375% on assets up to and including $250 million; 0.325% on next $250 million; 0.300% on next $250 million; 0.275% on next $250 million; 0.25% on next $500 million; 0.225% over $1.5 billion[3]	$27,783
	NFJ	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million[1]	$22,698
	PIMCO	0.25% on assets up to and including $1 billion; 0.225% on assets over $1 billion[4]	$157,347
	Vaughan Nelson	0.40% on first $250 million; 0.35% over $250 million[5]	$7,513

1For purposes of the fee calculation, the assets managed by NFJ in the large cap value sleeves of each of the PIP16 funds will be aggregated with the assets managed by NFJ Investment Group in Large Cap Portfolio and TPT—Small Capitalization Value Portfolio.

2For purposes of the fee calculation, the assets managed by Eagle are aggregated with the funds managed or co-managed by PI for which Eagle serves as subadviser that are managed pursuant to substantially the same investment strategy.

3For purposes of the fee calculation, the combined average daily assets of the following will be aggregated: assets in all portfolios subadvised by MFS that are managed by PI, or by PI and AST Investment Services, Inc., that have substantially the same investment strategy (i.e., domestic large capitalization growth).

4For purposes of the subadvisory fee calculation, if on any day the aggregate assets of all funds/portfolios subadvised by PIMCO on behalf of PI and/or AST Investment Services, Inc. pursuant to a “total return” strategy or mandate (as mutually agreed upon by PIMCO and PI/AST Investment Services, Inc.) total at least $3 billion, the contractual annual subadvisory fee, calculated daily, shall be: 0.250% on aggregate assets up to $1 billion; and 0.225% on aggregate assets over $1 billion. If, however, such aggregate assets on any day total less than $3 billion, then the subadvisory fee calculation for that day shall be at the rate of 0.25% of the assets of each such fund/portfolio.

5For purposes of the fee calculation, the assets managed by Vaughan Nelson in the Conservative Fund will be aggregated with the assets managed by Vaughan Nelson in: (i)the Small Capitalization Value Portfolio of TPT; (ii) the Target Moderate Allocation Fund of PIP16; (iii) the Target Growth Allocation Fund of PIP16; and (iv) and any other portfolio subadvised by Vaughan Nelson on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy.

Directors and Officers of PI

The principal occupations of PI’s directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Scott E. Benjamin	Executive Vice President	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).
Kurt J. Byerly	Chief Financial Officer, Controller, Executive Vice President and Treasurer	Chief Financial Officer, Controller, Executive Vice President and Treasurer (since March 2008) of Prudential Investments LLC; Treasurer and Vice President (since December 2011) of Prudential Investments Wealth Management Solutions of Canada Ltd.; Assistant Treasurer and Vice President (since January 2010) of Prudential Investment Management Services LLC; Chief Financial Officer, Controller, and Treasurer (since March 2008) of Prudential Mutual Fund Services LLC; Controller and Executive Vice President (since March 2008) of PIFM Holdco, LLC. Formerly, Director — Finance for Prudential Investments (2006-2008).
Christopher S. Cooper	Executive Vice President	Executive Vice President (since September 2008) of Prudential Investments LLC; President and Chief Executive Officer of Prudential International Investments Cayman (since December 2009); Chief Executive Officer of Prudential Mexico, LLC (since December 2008); Chairman, President and Chief Executive Officer (since October 2008) of Prudential International Investments, LLC; President and Chief Executive Officer (since October 2008) of Prudential International Investments, Corporation; Chairman (since October 2008) of Prudential International Investments Advisers, LLC; Vice President of Prudential Investment Management, Inc. (since September 2008); President of PGLH of Delaware, Inc. (since October 2007); Managing Director of Prudential International Investments Seoul (2007-2008); President and Chief Executive Officer of Prudential Investment & Securities Co., Ltd (2004-2007).
Theodore J. Lockwood	Executive Vice President	Executive Vice President (since August 2006) of Prudential Investments LLC; Vice President of Quantitative Management Associates (Since July 2004). Vice President of Prudential Investment Management, Inc. (since July 2004); Vice President of Prudential Trust Company (since May 2003).
Kevin B. Osborn	Executive Vice President	Executive Vice President (since October 2002) of Prudential Investments, LLC; Executive Vice President (since December 2011) of Prudential Wealth Management Solutions of Canada Ltd; Executive Vice President and Manager of PIFM Holdco, LLC (since April 2006); Vice President (since June 1999) of Prudential Investment Management Services LLC
Raymond A. O’Hara	Chief Legal Officer, Vice President and Secretary	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Stuart S. Parker	Chief Executive Officer, Chief Operation Officer, Officer-in-Charge, President,	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).
Bruce Karpati	Chief Compliance Officer and Vice President	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential's Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities & Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities & Exchange Commission.

Set forth below is a list of the Officers of the Funds who are also officers or directors of PI.

Name	Position with Fund	Position with PI
Scott E. Benjamin	Vice President	Executive Vice President
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President
Deborah A. Docs	Secretary	Assistant Secretary and Vice President
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer, Vice President and Secretary
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President
Stuart S. Parker	President	President
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President
Grace C. Torres	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Vice President

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as Custodian for each Fund’s securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trusts. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

PMFS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of each Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

The Board has appointed BNY Mellon Asset Servicing (U.S.) Inc. (“BNYAS”) as sub-transfer agent to each Fund. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to PMFS. PMFS will compensate BNYAS for such services.

For the most recently completed fiscal year, the Funds incurred the following approximate amount of fees for services provided by PMFS:

Fund	Amount Paid
Conservative Fund	$78,000
Large Cap Portfolio	$157,000

Brokerage

The Funds did not pay any commissions to affiliated broker dealers for the most recently completed fiscal year.

Annual and Semi-Annual Reports

The Funds annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless a Fund receives contrary instructions from one or more of the shareholders. A copy of the Funds’ most recent annual and semi-annual reports may be obtained without charge by writing the Funds at Prudential Mutual Funds Services LLC, P.O. Box 9658, Providence, RI 02940 or by calling (800) 225-1852 (toll free).

Shareholder Proposals

TPT and PIP16, as Delaware statutory trusts, are not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or each Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of a Fund must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Shareholder Information

Information on the share ownership of the Funds is set forth in Exhibit D to this Information Statement.

Deborah A. Docs
Secretary

Dated: June __, 2013

PRUDENTIAL INVESTMENT PORTFOLIOS 16,
(formerly known as Target Asset Allocation Funds)

Target Conservative Allocation Fund

Target Moderate Allocation Fund

Target Growth Allocation Fund

SUBADVISORY AGREEMENT

Agreement made as of this 27th day of March, 2013 between Prudential Investments LLC (“PI” or the “Manager”), a New York limited liability company, and Epoch Investment Partners, Inc. (the “Subadviser” or “Epoch”), a Delaware corporation.

WHEREAS, the Manager has entered into a Management Agreement, dated May 25, 2004 (the “Management Agreement”) with Target Asset Allocation Funds, a Delaware statutory trust (the “Trust”) and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to which PI acts as Manager of the Trust; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to each of the Conservative Allocation, Moderate Allocation, and Growth Allocation Funds (each of which is referred to hereafter as the Fund), each of which is a series of the Trust, and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-Laws of the Trust and Prospectus of the Funds and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the applicable sections of the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide the Subadviser timely with copies of any updated Trust or Fund Documents, including a list of Fund affiliates.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may affect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.  Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them.  In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund. On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager in writing and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available with prior written notice its employees and officers (or their designees) for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliates shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager each day with mutually agreed upon information in a mutually agreed upon format concerning portfolio transactions, and such other reports in a form and frequency as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, the Manager agrees that the Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process in accordance with Section 7 of this Agreement.

(viii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide annually to the Manager a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain copies of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the written request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that, subject to the execution of a Confidentiality and Non-Disclosure Agreement by and between the Subadviser and the Manager, the policies and procedures the Subadviser has established for managing the Fund’s portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request, subject to the requirements of paragraph 1(b) hereof. The Subadviser shall use its best efforts to ensure that its employees comply in all material respects with the provisions of Section 16, as applicable, of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with respect to the Fund with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction. The Subadviser shall be responsible for the preparation and filing of Form 13F on behalf of the Fund, unless otherwise directed by the Manager.

(d) The Subadviser shall furnish to the Manager a mutually-agreed upon certification regarding records prepared in connection with maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request in writing.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s procedures, subject to such reporting and other requirements as shall be established by the Manager which may include use by Manager of a third-party vendor for proxy voting administration services. The Subadviser may utilize a third-party voting service and customized policies designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

(f) Upon reasonable request from the Manager in writing, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with a mutually agreeable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information provided by Subadviser in the Prospectus is (or will become) materially inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager.

(j) The Subadviser is not responsible for making any securities class action filings on behalf of the Trust or the Fund.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the “Custodian”). The Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Subadviser properly authorized to give such instruction.

4. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.  If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund’s custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

(b) The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

(c) The Manager expressly acknowledges that the Subadviser is a Delaware Corporation and that all persons dealing with the Subadviser must look solely to the property of the Subadviser for satisfaction of claims of any nature against the Subadviser, as neither the directors, officers, employees nor shareholders of the Subadviser assume any personal liability in connection with its business or for obligations entered into on its behalf.

6. Subject to the right of each of the Manager and Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each of the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

8.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 640 Fifth Avenue, 18th Floor, New York, NY 10019 Attention: David A. Barnett, with a copy to Lauren Babij at the same address.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser’s name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after confirming receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.  The Manager hereby approves the use of the Manager’s, the Trust’s or the Fund’s name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.

11. The Manager hereby certifies that there are policies and procedures reasonably designed to effect the Fund’s policies and procedures disclosed in its prospectus to detect and deter disruptive trading practices in the Fund, including “market timing,” and the Manager agrees that it will continue to enforce and abide by such policies and procedures, as amended from time to time.   The Subadviser agrees, upon reasonable request from the Manager, reasonably to assist the Manager to detect and deter disruptive trading practices in the Fund. The Manager and Subadviser agree to fulfill their respective duties under this Agreement in accordance with applicable laws and regulations, both state and federal.

12. In performance of its duties and obligations under this Agreement, the Manager shall use best efforts to not share sales data for the Fund with the Subadviser

13. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

14. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

15. This Agreement shall be governed by the laws of the State of New York.

16. The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser’s most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Trust.

17. This Agreement in no way restricts the Subadviser’s right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund. The Fund and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser’s opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

18. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY: ____________________________________

Name:
Title:

EPOCH INVESTMENT PARTNERS, INC.

BY: __________________________________

Print Name:
Title:

Schedule A

TARGET CONSERVATIVE ALLOCATION FUND
TARGET MODERATE ALLOCATION FUND
TARGET GROWTH ALLOCATION FUND

As compensation for services provided by Epoch Investment Partners, Inc. (Epoch), Prudential Investments LLC (PI) will pay Epoch a fee equal, on an annualized basis, to the following:

Fund Names	Fee on Combined Average Daily Net Assets*
Target Conservative Allocation Fund Target Moderate Allocation Fund Target Growth Allocation Fund	0.275% of combined assets up to $1 billion; 0.20% of combined average daily net assets over $1 billion.

*Combined assets are assets in all portfolios subadvised by Epoch that are managed by Prudential Investments LLC that have substantially the same investment strategy (i.e., domestic large cap value). Such portfolios are the Large Capitalization Value Portfolio of The Target Portfolio Trust; Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund, each a series of Target Asset Allocation Funds.

Dated as of March 27, 2013

THE Target PORTFOLIO TRUST

Large Capitalization Value Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 27th day of March, 2013 between Prudential Investments LLC (“PI” or the “Manager”), a New York limited liability company, and Epoch Investment Partners, Inc. (the “Subadviser” or “Epoch”), a Delaware corporation.

WHEREAS, the Manager has entered into a Management Agreement, dated November 9, 1992, as amended on April 1, 1994 (the “Management Agreement”) with The Target Portfolio Trust, a Delaware statutory trust (the “Trust”) and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to which PI acts as Manager of the Trust; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Large Capitalization Value Portfolio (referred to hereafter as the Fund), which is a series of the Trust, and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-Laws of the Trust and Prospectus of the Funds and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the applicable sections of the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide the Subadviser timely with copies of any updated Trust or Fund Documents, including a list of Fund affiliates.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may affect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.  Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them.  In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund. On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager in writing and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available with prior written notice its employees and officers (or their designees) for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliates shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager each day with mutually agreed upon information in a mutually agreed upon format concerning portfolio transactions, and such other reports in a form and frequency as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, the Manager agrees that the Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process in accordance with Section 7 of this Agreement.

(viii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide annually to the Manager a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain copies of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the written request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that, subject to the execution of a Confidentiality and Non-Disclosure Agreement by and between the Subadviser and the Manager, the policies and procedures the Subadviser has established for managing the Fund’s portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request, subject to the requirements of paragraph 1(b) hereof. The Subadviser shall use its best efforts to ensure that its employees comply in all material respects with the provisions of Section 16, as applicable, of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with respect to the Fund with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction. The Subadviser shall be responsible for the preparation and filing of Form 13F on behalf of the Fund, unless otherwise directed by the Manager.

(d) The Subadviser shall furnish to the Manager a mutually-agreed upon certification regarding records prepared in connection with maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request in writing.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s procedures, subject to such reporting and other requirements as shall be established by the Manager which may include use by Manager of a third-party vendor for proxy voting administration services. The Subadviser may utilize a third-party voting service and customized policies designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

(f) Upon reasonable request from the Manager in writing, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with a mutually agreeable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information provided by Subadviser in the Prospectus is (or will become) materially inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager.

(j) The Subadviser is not responsible for making any securities class action filings on behalf of the Trust or the Fund.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the “Custodian”). The Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Subadviser properly authorized to give such instruction.

4. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.  If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund’s custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

(b) The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

(c) The Manager expressly acknowledges that the Subadviser is a Delaware Corporation and that all persons dealing with the Subadviser must look solely to the property of the Subadviser for satisfaction of claims of any nature against the Subadviser, as neither the directors, officers, employees nor shareholders of the Subadviser assume any personal liability in connection with its business or for obligations entered into on its behalf.

6. Subject to the right of each of the Manager and Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each of the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 640 Fifth Avenue, 18th Floor, New York, NY 10019 Attention: David A. Barnett, with a copy to Lauren Babij at the same address.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser’s name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after confirming receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.  The Manager hereby approves the use of the Manager’s, the Trust’s or the Fund’s name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.

11. The Manager hereby certifies that there are policies and procedures reasonably designed to effect the Fund’s policies and procedures disclosed in its prospectus to detect and deter disruptive trading practices in the Fund, including “market timing,” and the Manager agrees that it will continue to enforce and abide by such policies and procedures, as amended from time to time.   The Subadviser agrees, upon reasonable request from the Manager, reasonably to assist the Manager to detect and deter disruptive trading practices in the Fund. The Manager and Subadviser agree to fulfill their respective duties under this Agreement in accordance with applicable laws and regulations, both state and federal.

12. In performance of its duties and obligations under this Agreement, the Manager shall use best efforts to not share sales data for the Fund with the Subadviser

13. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

14. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

15. This Agreement shall be governed by the laws of the State of New York.

16. The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser’s most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Trust.

17. This Agreement in no way restricts the Subadviser’s right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund. The Fund and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser’s opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

18. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY: ____________________________________

Name:
Title:

EPOCH INVESTMENT PARTNERS, INC.

BY: __________________________________

Print Name:
Title:

Schedule A

LARGE CAPITALIZATION VALUE PORTFOLIO

As compensation for services provided by Epoch Investment Partners, Inc. (Epoch), Prudential Investments LLC (PI) will pay Epoch a fee equal, on an annualized basis, to the following:

Fund Name	Fee on Combined Average Daily Net Assets*
Large Capitalization Value Portfolio	0.275% of combined assets up to $1 billion; 0.20% of combined average daily net assets over $1 billion.

*Combined assets are assets in all portfolios subadvised by Epoch that are managed by Prudential Investments LLC that have substantially the same investment strategy (i.e., domestic large cap value). Such portfolios are the Large Capitalization Value Portfolio of The Target Portfolio Trust; Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund, each a series of Target Asset Allocation Funds.

Dated as of March 27, 2013

MANAGEMENT OF THE SUBADVISER

Epoch Investment Partners, Inc. [EPOCH: Please update information as needed]

 Epoch is located at 399 Park Avenue, New York, NY 10022. Epoch is a global asset management firm that provides institutional investors with a variety of U.S. and global equity strategies. Epoch is registered with the SEC as an investment adviser and has been continuously registered with the SEC since May of 2004.

Epoch was formed in April 2004 with the specific goal of responding to paradigm shifts in both the sources of global equity investment returns and the structure of the investment management business. Three of the founders, Bill Priest, David Pearl and Tim Taussig, continue to lead the firm today.

Epoch’s total assets under management as of March 31, 2013 were approximately $27.1 billion.

The table below lists the name, address, and position for Epoch’s U.S. Equity team.

Name & Address*	Position
William W. Priest	Chief Executive Officer, Co-Chief Investment Officer & Portfolio Manager
David N. Pearl	Executive Vice President, Co-Chief Investment Officer & Portfolio Manager
Janet K. Navon	Managing Director, Portfolio Manager & Director of Research
Michael A. Welhoelter	Managing Director, Portfolio Manager – Quantitative Research & Risk Management
John P. Reddan	Managing Director, Senior Research Analyst
David J. Siino	Managing Director & Senior Research Analyst
Jeffrey A. Smith	Director, Research Analyst
Chris H. Wolters	Managing Director, Senior Analyst
Mark H. Strauss	Managing Director, Head of Trading
Andrea T. Glogoff	Managing Director, U.S. Portfolio Management

*The principal mailing address of each such person is 399 Park Avenue, New York, NY 10022.

COMPARABLE FUNDS FOR WHICH EPOCH SERVES AS ADVISER AND/OR SUBADVISER

The following table lists certain information regarding comparable funds to which Epoch provides investment advisory services, other than the Funds.

Fund	Net Assets (as of 3/31/2013)	Fee Paid to Epoch
AST New Discovery Asset Allocation Portfolio	$469, 780, 646	0.275% of assets up to $1 billion; and 0.20% of assets over $1 billion.

SHAREHOLDER INFORMATION

As of June 14, 2013, the Trustees and officers of Target Portfolio Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

As of June 14, 2013, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of each Fund were as follows:

[To Come]

1 See Notice of Application (Release No. IC – 22139)(Aug. 13, 1996) and Order (Release No. IC – 22215)(Sept. 11, 1996).